                                                                    Exhibit 99.7

                                                                                  Monthly Operating Report
--------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                    ACCRUAL BASIS
--------------------------------------------
--------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                       02/13/95, RWD, 2/96
--------------------------------------------
--------------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING: JUNE 30, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE  PARTY:

 /s/ Drew Keith                                                                        Chief Financial Officer
----------------------------------------------------                    ---------------------------------------------------
 ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                    TITLE

 Drew Keith                                                                                    7/27/01
----------------------------------------------------                    ---------------------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                                               DATE

PREPARER:

/s/ Jessica L. Wilson                                                                  Chief Accounting Officer
----------------------------------------------------                    ---------------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                                 TITLE

Jessica L. Wilson                                                                                7/27/01
----------------------------------------------------                    ---------------------------------------------------
PRINTED NAME OF PREPARER                                                                          DATE

                                                                     Monthly Operating Report
----------------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                     ACCRUAL BASIS-1
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                         02/13/95, RWD, 2/96
----------------------------------------------------

COMPARATIVE  BALANCE  SHEET

                                                     SCHEDULE            MONTH               MONTH               MONTH
                                                                 ----------------------------------------------------------
ASSETS                                                AMOUNT          April 2001           May 2001            June 2001
---------------------------------------------------------------------------------------------------------------------------
    1.  UNRESTRICTED  CASH                             $    3,646        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    2.  RESTRICTED  CASH                                                 $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    3.  TOTAL  CASH                                    $    3,646        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    4.  ACCOUNTS  RECEIVABLE  (NET)                    $   76,002        $    3,601           $    3,601         $    3,601
---------------------------------------------------------------------------------------------------------------------------
    5.  INVENTORY                                                        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    6.  NOTES  RECEIVABLE                                                $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    7.  PREPAID  EXPENSES                                                $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                          $  375,137        $  755,538           $  755,538         $  755,538
---------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  CURRENT  ASSETS                         $  454,785        $  759,139           $  759,139         $  759,139
---------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY,  PLANT  &  EQUIPMENT                 $  120,412        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   11.  LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                                         $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   12.  NET  PROPERTY,  PLANT  &
        EQUIPMENT                                      $  120,412        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                                                $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   14.  OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)                   $2,892,844        $2,723,098           $2,723,098         $2,723,098
---------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                                              $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                                   $3,468,041        $3,482,237           $3,482,237         $3,482,237
---------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS  PAYABLE                                                $        0           $        0         $      250
---------------------------------------------------------------------------------------------------------------------------
   18.  TAXES  PAYABLE                                                        ($164)               ($164)             ($164)
---------------------------------------------------------------------------------------------------------------------------
   19.  NOTES  PAYABLE                                                   $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL  FEES                                               $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   21.  SECURED  DEBT                                                    $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   22.  OTHER  (ATTACH  LIST)                                            $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL  POSTPETITION
        LIABILITIES                                                           ($164)               ($164)        $       86
---------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
   24.  SECURED  DEBT                                                    $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY  DEBT                                 $   73,455        $        0           $        0         $        0
---------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED  DEBT                                $   68,502        $   62,673           $   62,673         $   62,673
---------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                                              $1,225,717           $1,225,717         $1,225,717
---------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL  PREPETITION  LIABILITIES                $  141,957        $1,288,390           $1,288,390         $1,288,390
---------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                              $  141,957        $1,288,226           $1,288,226         $1,288,476
---------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION  OWNERS'  EQUITY                                     $2,194,261           $2,194,261         $2,194,261
---------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                                    ($250)               ($250)             ($500)
---------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL  EQUITY                                  $        0        $2,194,011           $2,194,011         $2,193,761
---------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                                $  141,957        $3,482,237           $3,482,237         $3,482,237
---------------------------------------------------------------------------------------------------------------------------


                                                                        Monthly Operating Report
----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                        ACCRUAL BASIS-2
----------------------------------------
----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                             02/13/95, RWD, 2/96
----------------------------------------

INCOME STATEMENT
                                                              MONTH             MONTH              MONTH             QUARTER
                                                         -----------------------------------------------------
REVENUES                                                    April 2001         May 2001          June 2001            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                              $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                                   $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                                 $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                                     $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                                $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                             $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                                 $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                                $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                              $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                                        $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                                     $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                               $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                          $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                                   $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                             $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                            $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                           $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                            $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                                     $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                                 $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                          $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                                 $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                           $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                          $0                $0            $  250              $  250
-------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                          $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                              $0                $0            $  250              $  250
-------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                                  $0                $0            $    0              $    0
-------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                          $0                $0             ($250)              ($250)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     Monthly Operating Report
----------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                      ACCRUAL BASIS-3
----------------------------------------------
----------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                         02/13/95, RWD, 2/96
----------------------------------------------

                                                                MONTH              MONTH               MONTH            QUARTER
CASH RECEIPTS AND                                        ---------------------------------------------------------
DISBURSEMENTS                                                 April 2001          May 2001           June 2001           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                                      $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                                      $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                                      $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                                     $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                                       $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)                               $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                                                 $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                                            $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                                   $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                                                  $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                                           $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                                     $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                                               $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID                               $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                                        $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                                        $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                                        $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                                             $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                                                $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                                           $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                                    $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                                          $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                                         $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                                      $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                                            $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS                                  $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                                               $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                                              $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                                            $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES                                  $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                                             $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                                                  $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                                              $0                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Monthly Operating Report
-----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                     ACCRUAL BASIS-4
-----------------------------------------
-----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                          02/13/95, RWD, 2/96
-----------------------------------------


                                                       SCHEDULE        MONTH        MONTH      MONTH
                                                                --------------------------------------
ACCOUNTS  RECEIVABLE  AGING                             AMOUNT      April 2001    May 2001   June 2001
------------------------------------------------------------------------------------------------------
     1.  0-30                                                             $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     2.  31-60                                                            $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     3.  61-90                                                            $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     4.  91+                                                              $5,182     $5,182     $5,182
------------------------------------------------------------------------------------------------------
     5.  TOTAL  ACCOUNTS  RECEIVABLE                      $    0          $5,182     $5,182     $5,182
------------------------------------------------------------------------------------------------------
     6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE                                $1,581     $1,581     $1,581
------------------------------------------------------------------------------------------------------
     7.  ACCOUNTS  RECEIVABLE  (NET)                      $    0          $3,601     $3,601     $3,601
------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:  June 2001
                                                                                ----------------------

                                              0-30        31-60           61-90        91+
TAXES  PAYABLE                                DAYS         DAYS            DAYS       DAYS      TOTAL
------------------------------------------------------------------------------------------------------
     1.  FEDERAL                             $    0       $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     2.  STATE                                ($164)      $    0          $    0     $    0      ($164)
------------------------------------------------------------------------------------------------------
     3.  LOCAL                               $    0       $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     4.  OTHER (ATTACH LIST)                 $    0       $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     5.  TOTAL  TAXES  PAYABLE                ($164)      $    0          $    0     $    0      ($164)
------------------------------------------------------------------------------------------------------
     6.  ACCOUNTS  PAYABLE                   $  250       $    0          $    0     $    0     $  250
------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                           MONTH:  June 2001
                                                                                ----------------------
                                                      BEGINNING       AMOUNT                  ENDING
                                                         TAX       WITHHELD AND/   AMOUNT       TAX
FEDERAL                                               LIABILITY*    0R  ACCRUED     PAID     LIABILITY
------------------------------------------------------------------------------------------------------
     1.  WITHHOLDING**                                    $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     2.  FICA-EMPLOYEE**                                  $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     3.  FICA-EMPLOYER**                                  $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     4.  UNEMPLOYMENT                                     $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     5.  INCOME                                           $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     6.  OTHER (ATTACH LIST)                              $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     7.  TOTAL  FEDERAL  TAXES                            $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------
     8.  WITHHOLDING                                      $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
     9.  SALES                                             ($164)         $    0     $    0      ($164)
------------------------------------------------------------------------------------------------------
    10.  EXCISE                                           $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                     $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                   $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                               $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                              $    0          $    0     $    0     $    0
------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                            ($164)         $    0     $    0      ($164)
------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                      ($164)         $    0     $    0      ($164)
------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


                                                                                 Monthly Operating Report
---------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                ACCRUAL BASIS-5
---------------------------------------------
---------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                    02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                             MONTH: June 2001
                                                                                   --------------------
BANK  RECONCILIATIONS
                                                   Account #1           Account #2        Account #3
-------------------------------------------------------------------------------------------------------------
A.          BANK:                                   Bank One            Mid-Cities
-------------------------------------------------------------------------------------------------------------
B.          ACCOUNT  NUMBER:                          1586267807          4235800                      TOTAL
-------------------------------------------------------------------------------------------------------------
C.          PURPOSE  (TYPE):                      Operating-Closed    Operating - Closed
                                                        11/00                5/00
-------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT               $         0          $      0                       $0
-------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED        $         0          $      0                       $0
-------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS              $         0          $      0                       $0
-------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                   $         0          $      0                       $0
-------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS             $         0          $      0              $0       $0
-------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN          account closed      account closed
-------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
----------------------------------------------
                                                     DATE OF              TYPE OF          PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                     PURCHASE            INSTRUMENT          PRICE      VALUE
-------------------------------------------------------------------------------------------------------------
7.        N/A
-------------------------------------------------------------------------------------------------------------
8.        N/A
-------------------------------------------------------------------------------------------------------------
9.        N/A
-------------------------------------------------------------------------------------------------------------
10.       N/A
-------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                      $0       $0
-------------------------------------------------------------------------------------------------------------

CASH
----------------------------------------------
12.       CURRENCY ON HAND                                                                                 $0
-------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                    $0
-------------------------------------------------------------------------------------------------------------

                                                                             Monthly Operating Report
-------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                             ACCRUAL BASIS-6
-------------------------------------------
-------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                   02/13/95, RWD, 2/96
-------------------------------------------

                                                                               MONTH: June 2001
                                                                              -----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                   INSIDERS
------------------------------------------------------------------------------
                                  TYPE  OF          AMOUNT       TOTAL PAID
     NAME                         PAYMENT           PAID         TO DATE
------------------------------------------------------------------------------
1.   Mary Phillips          Salary                        $0           $68,750
------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                         $0           $68,750
------------------------------------------------------------------------------



                                        PROFESSIONALS
---------------------------------------------------------------------------------------------
                               DATE  OF  COURT
                             ORDER  AUTHORIZING     AMOUNT         AMOUNT        TOTAL  PAID
     NAME                          PAYMENT         APPROVED         PAID          TO  DATE
---------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                    $0           $     0             $0
---------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                               SCHEDULED          AMOUNTS
                                                                MONTHLY            PAID             TOTAL
                                                                PAYMENTS          DURING            UNPAID
                     NAME OF CREDITOR                             DUE              MONTH         POSTPETITION
---------------------------------------------------------------------------------------------------------------
1.    N/A
---------------------------------------------------------------------------------------------------------------
2.    N/A
---------------------------------------------------------------------------------------------------------------
3.    N/A
---------------------------------------------------------------------------------------------------------------
4.    N/A
---------------------------------------------------------------------------------------------------------------
5.    N/A
---------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                               $0               $0                $0
---------------------------------------------------------------------------------------------------------------


                                                                                Monthly Operating Report
-----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                ACCRUAL  BASIS-7
-----------------------------------------
-----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                     02/13/95, RWD, 2/96
-----------------------------------------
                                                                                MONTH: June 2001
                                                                                      -----------------------
QUESTIONNAIRE

                                                                                                          YES          NO
-----------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                           X
-----------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                               X
-----------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                     X
-----------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                              X
-----------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE

                                                                                                            YES           NO
-----------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                             X
---------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                               X
---------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------



                                     INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                 TYPE OF                                                                                       PAYMENT AMOUNT
                 POLICY                CARRIER                               PERIOD COVERED                     & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
Property Insurance                 CAN Transcontinental Ins. Co             9/12/00-9/11/01                  $1,723.00     Annual
---------------------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

        ----------------------------------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                                          FOOTNOTES SUPPLEMENT
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                                                    ACCRUAL BASIS
        ----------------------------------------------------------------------

                                                                               MONTH:      June 2001
                                                                                        ----------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS FORM
             NUMBER             LINE NUMBER             FOOTNOTE / EXPLANATION
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
        -------------------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
        -------------------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
        -------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
        -------------------------------------------------------------------------------------------------------------------------
                                                 400-42141.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              General                          Operations of this entity ceased October 12, 2000. Costs incurred
        -------------------------------------------------------------------------------------------------------------------------
                                                 are final closing relating items.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

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        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

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====================================================================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     June 2001

8.   OTHER (ATTACH LIST)                           $      755,538  Reported
                                                   --------------
         Intercompany Receivables                         715,873
         Deferred Taxes                                    36,717
         Security Deposit                                   2,948
                                                   --------------
                                                          755,538  Detail
                                                   --------------
                                                                -  Difference


14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                  $    2,723,098  Reported
                                                   --------------
         Software knowledge                             3,397,988
         Accum Amortization                              (674,890)
                                                   --------------
                                                        2,723,098  Detail
                                                   --------------
                                                                -  Difference


27.  OTHER (ATTACH LIST)                           $    1,225,717  Reported
                                                   --------------
         Accrued income taxes                             (71,204)
         Deferred income tax expense                    1,296,921
                                                   --------------
                                                        1,225,717  Detail
                                                   --------------
                                                                -  Difference